Exhibit (C)

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

January 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for January 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 1/31/2022

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1033	96%	$0.1033	96%

Net Realized Short- Term Capital Gains	$0.0046	4%	$0.0046	4%

Net Realized Long- Term Capital Gains	$0.0004	0%#	$0.0004	0%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.1083	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 12/31/2021

Average annual total return[1] (in relation to the net asset value (NAV)) for the 5-year period ending 12/31/2021:				2.60%

Annualized current distribution rate expressed as a percentage of month end NAV as of 12/31/2021:				N/A2

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 12/31/2021:				2.60%

Cumulative fiscal year distribution rate as a percentage of NAV as of 12/31/2021:				N/A2

1. Represents the cumulative total return in relation to the change in NAV from inception (October 27, 2021) through December 31, 2021.

2. The Fund commenced investment operations on October 27, 2021. The Fund did not make any distributions as of December 31, 2021.

3. Represents the cumulative total return in relation to the change in NAV for the fiscal period October 27, 2021 through December 31, 2021.

January 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18b-01/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

February 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for February 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 2/28/2022

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1037	96%	$0.2070	96%

Net Realized Short- Term Capital Gains	$0.0044	4%	$0.0090	4%

Net Realized Long- Term Capital Gains	$0.0002	%#	$0.0006	%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.2166	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 1/31/2022

Average annual total return[1] (in relation to the net asset value (NAV)) for the 5-year period ending 1/31/2022				1.54%

Annualized current distribution rate expressed as a percentage of month end NAV as of 1/31/2022				6.43%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 1/31/2022				1.54%

Cumulative fiscal year distribution rate as a percentage of NAV as of 1/31/2022				0.54%[2]

1. Represents the cumulative total return in relation to the change in NAV from inception (October 27, 2021) through January 31, 2022.

2. The Fund commenced investment operations on October 27, 2021.

3. Represents the cumulative total return in relation to the change in NAV for the fiscal period October 27, 2021 through January 31, 2022.

February 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18d-02/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

March 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for March 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 3/31/2022

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1034	96%	$0.3104	96%

Net Realized Short- Term Capital Gains	$0.0047	4%	$0.0137	4%

Net Realized Long- Term Capital Gains	$0.0002	0%#	$0.0008	0%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.3249	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 2/28/2022

Average annual total return[1] (in relation to the net asset value (NAV))				2.29%

Annualized current distribution rate expressed as a percentage of month end NAV as of 2/28/2022				6.42%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 2/28/2022				2.29%

Cumulative fiscal year distribution rate as a percentage of NAV as of 2/28/2022				1.07%[2]

1. Represents the cumulative total return in relation to the change in NAV from inception (October 27, 2021) through February 28, 2022.

2. The Fund commenced investment operations on October 27, 2021.

3. Represents the cumulative total return in relation to the change in NAV for the fiscal period October 27, 2021 through February 28, 2022.

March 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18e-03/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

April 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for April 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 4/30/2022

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0995	92%	$0.4099	95%

Net Realized Short- Term Capital Gains	$0.0081	7%	$0.0218	5%

Net Realized Long- Term Capital Gains	$0.0007	1%	$0.0015	0%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.4332	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 3/31/2022

Average annual total return[1] (in relation to the net asset value (NAV))				6.02%

Annualized current distribution rate expressed as a percentage of month end NAV as of 3/31/2022				6.23%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 3/31/2022				6.02%

Cumulative fiscal year distribution rate as a percentage of NAV as of 3/31/2022				1.56%[2]

1. Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 3/31/2022.

2. The Fund commenced investment operations on 10/27/2021.

3. Represents the cumulative total return in relation to the change in NAV for the fiscal period 10/27/2021 through 3/31/2022.

April 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18h-04/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

May 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for May 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 5/31/2022

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0969	89%	$0.5068	94%

Net Realized Short- Term Capital Gains	$0.0107	10%	$0.0325	6%

Net Realized Long- Term Capital Gains	$0.0007	1%	$0.0022	0%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.5415	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 4/30/2022

Average annual total return[1] (in relation to the net asset value (NAV))				1.89%

Annualized current distribution rate expressed as a percentage of month end NAV as of 4/30/2022				6.51%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 4/30/2022				1.89%

Cumulative fiscal year distribution rate as a percentage of NAV as of 4/30/2022				2.17%[2]

1. Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 4/30/2022.

2. The Fund commenced investment operations on 10/27/2021.

3. Represents the cumulative total return in relation to the change in NAV for the fiscal period 10/27/2021 through 4/30/2022.

May 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18i-05/22